EXHIBIT 99.1

 June 2018  Investor Presentation  Driving Value to Dermatology Partners  Matching Patients and Clinics

 This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth.  These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.   Safe Harbor Statement  2

 STRATA Investment Highlights   Seasoned Management Team – Experienced in the BusinessDr. Dolev Rafaeli, CEO returns with the Accelmed transaction  Excimer Laser Technology for DermatologyPsoriasis, Vitiligo, Eczema, Atopic Dermatitis and Leukoderma  Large Market Opportunity Over 35 Million patients in the United States alone  Proven StrategyBest in class XTRAC and VTRAC Excimer Laser technologies DTC awareness and lead generation driving revenue growth at dermatology practices  3

XTRAC Revenue Growth Strategy



Clinic Appointments
DTC Appointments
RDX
Treatment
8n6 Protocol
Fee Per Use
INTEREST CREATION
ASSIGNING A DOCTOR
PARTNER PATIENT APPOINTMENT
TREATMENT
WIN WIN WIN
DOCTOR PATIENT STRATA
(AND PAYER)
DTC ADVERTISING
IN-HOUSE CALL CENTER
INSURANCE ADVOCACY
VERIFY APPOINTMENT
Prescription of treatment
VERIFY XTRAC
TREATMENT
REOCCURRENCE

*RDX – Reimbursement Database XTRAC (proprietary system)

STRATA SKIN SCIENCES

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 XTRAC DTC Advertising  5

 Lead Generation is a Business Driver  Patient leads in one quarterLeads turn into appointmentsAppointments lead to XTRAC partner revenueOther revenue for the partner clinicRevenue for STRATA  6

 DTC Initial Results – Reduced Acquisition Costs      Total Likes  Total Reach  7

The Market Opportunity

XTRAC cleared in four indications

- Psoriasis
- Vitiligo
- Eczema and Atopic Dermatitis
- Leukoderma

Over 35 million domestic patients

3 CPT codes ($150 - $250 based on BSA)

- $170 average reimbursement rate per treatment
- Clinical Protocol – 6.2 treatments to PASI 75
- Average of 23 treatments per patient
- Patient Life Time Value ~ $4,000









PASI - A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis.
BSA = Body Surface Area affected

STRATA SKIN SCIENCES
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Excimer Laser Technology - XTRAC®/VTRAC®

Technology

- XTRAC excimer laser uses highly targeted (308nm) beam of UVB light to treat affected skin area without damaging surrounding tissue
- VTRAC is a lamp based 308nm laser
- Treatment avoids side effects and cost of biologics, and messy topicals

Treatments are safe and efficacious

- Multiple FDA 510(k) and other international clearances
- Over 500,0000 patients treated
- Over 2,000 devices installed base WW

Compelling partner clinic economics

- XTRAC DTC provides a significant revenue source
- Halo effect of XTRAC DTC marketing platform
- Center of Excellence partner clinic revenue approx. $500,000/year
- Charge revenue on a per-use basis



STRATA
SKIN SCIENCES

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 How XTRAC Works  After 4 tx  After 2 tx  Baseline  Beam of UVB light applied to the affected area  UV light induces apoptosis of the keratinocytes and T cells in the dermis  Promotes immunosuppression   Induces alterations in cytokine profile  140+ peer reviewed published clinical studies  10

 Domestic Market: Installed Base  Overview  750 Partner XTRAC  138 sold XTRAC  4 Regions  22 Territories  15 Field Service  In-house call center  11

International Market: Installed Base



devices
870
1
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Strategic Growth Target

OUS sales are through distribution with no current recurring revenue model applied

Major Markets – China, Japan, Saudi Arabia, South Korea

Insurance covered in most markets

Usage/device higher that domestic market

1,186 OUS devices sold and in service

STRATA
SKIN SCIENCES

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Turnaround Strategy

DOMESTIC MARKET

Rebuild XTRAC **value proposition** for partner physician accounts

- **DTC is a revenue driver**: Online and offline advertisement, in-house call center
- **Patient Communication**: For both referrals and enrollment patients
- **Practice Development Programs**: increase prescriptions for XTRAC
- **Optimize Clinical Outcomes**: Deploy Education for High Dose/OTD and *8N6* as drivers

Current Excimer owners – Revisit "Comeback Program" (>250 dermatologists "came back" to recurring revenue model between 2012-2014)

Expanding installed base (location within 10 miles of every patient)

Improving XTRAC market share across all disease indications

OUS MARKETS

Enhance technology offering

Expand geographical reach in certain markets



Revenue = # of lasers x # of treatments/pt x # patients x cost/tx x recurrence factor

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 May 2018: Transformative Transaction  2013  2014  2015  2016  2017  2012      Based on STRATA 10-k Annual Report; Dec 31, 2017* STRATA bought XTRAC business from PhotoMedex in 2015        Average Treatment Revenue Per Laser By Quarter  14

 Media Spend to XTRAC Treatment Revenue: The Opportunity      Based on STRATA and PhotoMedex Investor Presentations* STRATA bought XTRAC business from PhotoMedex in 2015      15

       Optimal Therapeutic Dose (“OTD”) – 510(k) Submitted for MMDThe Path to Optimal Clinical Outcomes and Patient Retention   MECHANISMTip applies 4 simultaneous doses of energy to the patient’s plaque  PURPOSETo minimize number of treatments to clearance  USEDose allows provider to determine blister threshold unique to each patient and each plaque. 510(k) submission Filed            Baseline  After 2 tx      Clinical Studies  16

 Current Clinical Protocol For Optimal Patient Outcomes: 8N6 Protocol      01  Twice a week: Minimum 8 visits in 6 weeks  02  Starting dose of at least 300 mj  03  Increase Dose over Time  04  Patient Returns: At least 8 visits per patient  05  …and management of the database to track results                          17

 Maximizing Partner Clinical Revenue  Data collected directly from the lasers demonstrates the importance of following treatment guidelines   Revenue = # of lasers x # of treatments/pt x # patients x cost/tx x recurrence factor  18

 Opportunity: Improving Clinical Delivery to Increase Revenue by Over 50%  Clinical Outcomes* Currently 40% of all patients treated have a regimen that provides NO clinical resultAdding all patients to 8N6 will increase Company revenue by $5.4M annually ($7k/account)  Retention Rates*Current Patient Retention Rate (more than 1 course of treatment): 13%Adding only 1 additional regimen, in just 50% of the accounts will increase revenue by $8M annually ($10k/account)  Assumptions: Number of Accts: 750, Number of visits 11, *Number Regimens 2  *If every 2nd patient has 2 regimens instead of 1 = 32% greater revenue per account  Revenue = # of lasers x # of treatments/pt x # patients x cost/tx x recurrence factor     Avg. No. Patient Regimens            1  *2+  Per Acct Revenue  Install Base Revenue  Breakdown of Patient Population  87%  13%  $31,510   $23,632,537.50     75%  25%  $34,856   $26,142,187.50     50%  50%  $41,828   $31,370,625.00     25%  75%  $48,799   $36,599,062.50     0%  100%  $55,770   $41,827,500.00   *Extrapolated from a sample of 48 accounts.   19

Opportunity: Turnaround to growth



During 2.5 years (owned by PhotoMedex), XTRAC recurring business

- Revenue grew by 317% from $8.4 to $26.5 million
- Gross Margin grew from 39% to 68%
- Consigned Installed base grew by 382 (from 268 to 650)
- Average Treatment Revenue/device/qtr grew from $5K to $11K
- Patient acquisition cost ranged $450-500/appointment
- Advertising cost 15-18% of recurring revenue

Current XTRAC domestic recurring revenue business

- Consigned installed base is 746
- Gross Margin (1Q/2018) – 56.7%
- Average Treatment Revenue/device/qtr (1Q/2018) – $6K
- Patient Acquisition Cost – sub $200/appointment

STRATA SKIN SCIENCES

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STRATA 10-k Annual Report; Dec 31, 2017  Financial Profile Shares and Share Equivalents – Market cap*- $75M  (As of June 8, 2018)  * On an as converted basis of the convertible preferred stock** Does not include warrants as of December 31, 2017 of 2,406,625 with a weighted average strike price of $5.52  Common stock outstanding   28.5M   Series C preferred shares*    5.0M  Options outstanding    4.4M    Total**   37.9M  21

 STRATA Investment Highlights   Seasoned Management Team – Experienced in the BusinessDr. Dolev Rafaeli, CEO returns with the Accelmed transaction  Excimer Laser Technology for DermatologyPsoriasis, Vitiligo, Eczema, Atopic Dermatitis and Leukoderma  Large Market Opportunity Over 35 Million patients in the United States alone  Proven Strategy Best in class XTRAC and VTRAC Excimer Laser technologies DTC awareness and lead generation driving revenue growth at dermatology practices  22

 June 2018  Investor Presentation  Driving Value to Dermatology Partners  Matching Patients and Clinics